Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
23.
SUBSEQUENT EVENTS

On March 11, 2026, the Company entered into a definitive agreement with an investment vehicle affiliated with Trustar Capital and Mr. Jinfeng Huang, the Company’s founder, Chairman of the Board of Directors and Chief Executive Officer for the private placement of RMB-denominated convertible senior notes with an aggregate principal amount of approximately US$120 million, to be issued in two equal tranches (the “First Note” and the “Second Note”; together, the “Notes”), together with warrants to purchase Class A ordinary shares of the Company (the “Warrants”).

The Notes bear interest at 1.5% per annum, payable semi-annually. The First Note has an initial maturity of 364 days from issuance, which will automatically extend to five years upon the Company’s receipt of a foreign debt registration certificate from the National Development and Reform Commission of the People's Republic of China (the “NDRC Certificate”). The Second Note, if issued following the satisfaction of the applicable closing conditions (including receipt of the NDRC Certificate), will mature on the fifth anniversary of the issue date of the First Note. Following an initial period of 364 days from the issue date, the Notes may be converted into the Company's Class A ordinary shares or American depositary shares, each representing twenty Class A ordinary shares, subject to the terms of the Notes at a conversion price of $4.63.

At each closing, the Company will also issue the Warrants entitling the Warrant holder to acquire, on a cashless basis, a number of Class A ordinary shares equal in the aggregate to one-tenth of the Class A ordinary shares issued upon conversion of the corresponding Note, at an exercise price of US$0.50 per Class A ordinary share (equivalent to US$10.00 per ADS).

Holders of the Notes have the right to require the Company to repurchase all or part of the Notes for cash on the third anniversary of the issue date of the First Note at a repurchase price reflecting a 4% internal rate of return (with any interests already paid deducted from the amount payable).

Following the Company’s announcement of the transaction, a significant shareholder of the Company objected to, and concerns regarding, the consummation of the transaction as contemplated under the Note Purchase Agreement, and sought to participate in the transaction. The Company have been engaging in communications with the purchaser and such shareholder in an effort to resolve this matter, including the potential participation of such shareholder in the transaction through an investment in the purchaser. Such discussions remain ongoing. As a result of this development, the closing of the first tranche of the notes and warrants contemplated by the Note Purchase Agreement has not yet occurred as of the date of this annual report.